Exhibit 99.2

Shareholder Update
November 2010

Forward-Looking Statements
Certain statements in this Shareholder Update, and other written or oral statements made by or on behalf of us are "forward-looking statements" within the meaning of the federal securities laws.
Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-
looking statements within the meaning of these laws. Forward looking statements include, without limitation, statements regarding future contract mine production, market improvements, industry demand, inventory and purchasing patterns. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following:
change in the demand for coal by electric utility customers, as well as the perceived benefits of alternative sources of energy; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; our dependency on one railroad for transportation of a large percentage of our productions; failure to exploit additional coal reserves; the risk that reserve estimates and pension and post-retirement benefit liabilities are inaccurate; failure to diversify our operations; increased capital expenditures;
encountering difficult mining conditions; inherent complexities associated with mining in Central
Appalachia including special dangers and risks of underground mining; increased costs of complying with mine health and safety regulations; bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects; increased costs of raw materials; the effects of litigation, regulation and competition; lack of availability of financing sources; our compliance with debt covenants; the risk that we are unable to successfully integrate acquired asset into our business; and the other risks detailed in our reports filed with the Securities and Exchange Commission
(SEC).

Agenda
● Opening Comments
● Market Review
● Miscellaneous

Opening Comments
Summary
● Q-3 Was Not as Strong as We Had Hoped, But Still a Very Good
 Quarter
● Q-3 Was Not as Strong as We Had Hoped, But Still a Very Good
 Quarter
● EBITDA Higher in 2010 vs. 2009 Despite Lower Production
● EBITDA Higher in 2010 vs. 2009 Despite Lower Production
● Continuing to Strengthen the Balance Sheet
● Continuing to Strengthen the Balance Sheet
● The Regulatory Impact is Higher on the Front End as Changes are
 Made to All Areas of the Mine
● The Regulatory Impact is Higher on the Front End as Changes are
 Made to All Areas of the Mine
● We Have Maintained an Open Contract Book for 2011 Into a
 Strengthening Coal Market
● We Have Maintained an Open Contract Book for 2011 Into a
 Strengthening Coal Market
 ● All Met Coal is Unpriced
 ● All Met Coal is Unpriced
 ● We have +/- 700,000 Tons of Stoker/PCI Unsold
 ● We have +/- 700,000 Tons of Stoker/PCI Unsold
 ● The Remaining Steam Coal Will be Sold Quarter - By - Quarter
 ● The Remaining Steam Coal Will be Sold Quarter - By - Quarter

Agenda
● Operations Review
● Opening Comments
● Market Review
● Miscellaneous

Operations Review
Safety

Operations Review
Central Appalachia
● Regulatory Activity
● Regulatory Activity
 ● Mine Ventilation and Dust Control
 ● Mine Ventilation and Dust Control
 ● Roof and Rib Control
 ● Roof and Rib Control
● Other Issues
● Other Issues
 ● Replaced One Contract Highwall Miner
 ● Replaced One Contract Highwall Miner
 ● Minor Geological Issues That Have Been Resolved
 ● Minor Geological Issues That Have Been Resolved
● Began Mining on New Reserves at Montgomery Creek
 Surface Mine
● Began Mining on New Reserves at Montgomery Creek
 Surface Mine

Operations Review
Illinois Basin
● Adjusted Production to Match Shipments
● Adjusted Production to Match Shipments
● Began Production at Freelandville West
 Underground Mine
● Began Production at Freelandville West
 Underground Mine

Operations Review
Miscellaneous
● New Log Creek Mine (Indiana)
● New Log Creek Mine (Indiana)
 ● Began Engineering Work and Ordering Equipment for
 New Coal Preparation Plant
 ● Began Engineering Work and Ordering Equipment for
 New Coal Preparation Plant
 ● Received Corps of Engineers 404 Permit
 ● Received Corps of Engineers 404 Permit
● New High Vol Metallurgical Coal Mines (CAPP)
● New High Vol Metallurgical Coal Mines (CAPP)
 ●  Minor Start-Up Issues Encountered
 ●  Minor Start-Up Issues Encountered
 ● Most Have Been Resolved Successfully
 ● Most Have Been Resolved Successfully
 ● Strategic Decision to Slow Development and
 Production During a Period of Soft Market Pricing
 ● Strategic Decision to Slow Development and
 Production During a Period of Soft Market Pricing

Agenda
● Operations Review
● Opening Comments
● Market Review
● Miscellaneous

Headlines
EPA Official Vows to Reduce Farm Dust
Barack Obama Warns that a GOP Takeover of
Congress Will Lead to Higher Deficits
Market Review

12
Market Review

Coal Market Observations
● The U.S. Thermal Market is Still Soft, but Improving
● The U.S. Thermal Market is Still Soft, but Improving
● The U.S. Met Market Has Improved Since Late Summer
● The U.S. Met Market Has Improved Since Late Summer
● Switching From Coal to Natural Gas is Much Less Than
 2009
● Switching From Coal to Natural Gas is Much Less Than
 2009
● We Expect the Domestic Thermal Market to Improve by
 Mid - 2011
● We Expect the Domestic Thermal Market to Improve by
 Mid - 2011

Source: EIA Bituminous Inventories
The Rate of Change
in Bituminous Inventories
Jan 2007
Oct 2009
Aug 2008
Market Review
Aug 2010

Source: EIA Bituminous Inventories
Eastern U.S. Inventories
(Tons Above Normal)
Sept 2008
Market Review
Aug 2010
+18 Million
Oct 2009
+37 Million

15

Key Assumptions
Strategy

Contracting Strategy
● Economic Growth Will Improve in 2011
● Coal Inventory Overhang Will Clear by Mid-2011
● Continued Strong Cash Flow in 2011 From Current Contracts
● Continue to Operate Mines at Less Than Capacity
● Sell Our 2011 Met Coal in Late 2010 and Early 2011
● Focus New CAPP Steam Contracting on Jan - Jun 2011
● Sell Very Little Coal for 2012 and Beyond
Market Review

Agenda
● Operations Review
● Opening Comments
● Market Review
● Miscellaneous

Miscellaneous
Miscellaneous
● Potential Positive Adjustment to Tax Valuation
 Allowance in Q-4
● Potential Positive Adjustment to Tax Valuation
 Allowance in Q-4

Miscellaneous
Upcoming Investor Conferences and Meetings (Webcast May be Accessed at www.jamesrivercoal.com)
November 11, 2010	Raymond James 3rd Annual Coal Conference	New York
November 17, 2010	Dahlman Rose Mining & Materials Conference	New York
November 22, 2010	Macquarie Global Metals & Mining Conference	New York
December 2, 2010	UBS Coal Mini Conference	Boston
December 7-8, 2010	McCloskey Russian Coal Markets	Moscow
Late February	4th Quarter Earnings and Guidance

Question and Answer
Session